EXHIBIT 99.1

EXECUTION COPY

FOURTH WAIVER AND AMENDMENT

                    THIS FOURTH WAIVER AND AMENDMENT (this “Agreement”) dated as of December 23, 2002 is entered into among GenHoldings I, LLC (the “Borrower”), each of the undersigned Banks and Lender Group Agents (collectively with each CP Conduit and Related Bank, the “GenHoldings Lenders”), Citibank, N.A. as Security Agent, JP Morgan Chase Bank as LC Bank, each Hedge Bank (as defined in the Credit Agreement) and Societe Generale, as Administrative Agent (the “Administrative Agent”), and acknowledged and agreed by PG&E National Energy Group, Inc. (“NEG”), each Project Company and each Intermediate Holding Company (as such terms are defined in the Credit Agreement).

RECITALS

                    WHEREAS, the Borrower, the GenHoldings Lenders, the Administrative Agent, and certain financial institutions identified as agents thereunder are parties to that certain Amended and Restated Credit Agreement, dated as of March 15, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement (as amended hereby));

                    WHEREAS, NEG executed that certain Amended and Restated Guarantee dated as of March 15, 2002;

                    WHEREAS, in its Form 8-K Current Report dated October 10, 2002, NEG announced its intention not to make any further equity contributions to the Borrower or its Subsidiaries;

                    WHEREAS, the Borrower has notified the Administrative Agent that the Existing Defaults (as defined below) have occurred and are continuing;

                    WHEREAS, the Borrower, the GenHoldings Lenders and the Administrative Agent are parties to that certain Third Waiver and Amendment dated as of November 14, 2002 (the “Third Waiver”), under which the GenHoldings Lenders agreed to a limited waiver with respect to the defaults existing at that time and certain of the GenHoldings Lenders agreed to continue making advances to the Borrower through December 24, 2002, subject to the terms and conditions stated therein;

                    WHEREAS, upon the expiration of the Third Waiver, the Borrower will be unable to satisfy the conditions precedent to a Credit Event, including the conditions precedent to (a) the Borrowing of Construction Loans set forth in Section 3.3 of the Credit Agreement, (b) the Borrowing of Working Capital Loans set forth in Section 3.4 of the Credit Agreement, (c) the issuance of Project Letters of Credit set forth in Section 3.5 of the Credit Agreement and (d) each Credit Event set forth in Section 3.12 of the Credit Agreement;

                    WHEREAS, upon the expiration of the Third Waiver, none of the GenHoldings Lenders will be obligated to effect or permit a Credit Event;

                    WHEREAS, the Borrower has requested that the GenHoldings Lenders waive permanently (x) the Existing Defaults and (y) certain conditions precedent applicable to the Borrowing of Construction Loans, the Borrowing of Working Capital Loans, the Issuance of Project Letters of Credit and all Credit Events;

                    WHEREAS, all of the GenHoldings Lenders are willing to (i) amend the Credit Agreement and consent to amendments to the Depositary Agreement and the Covert Project Company Guaranty, (ii) waive permanently the Existing Defaults (for all purposes other than satisfaction of the conditions set forth in Section 3.5 of the Credit Agreement solely with respect to Secondary Letters of Credit) and (iii) waive until March 31, 2003 the Borrower Inchoate Default in connection with the failure of the Borrower to make or cause to be made Cash Equity Contributions for the months of October 2002, November 2002, December 2002, January 2003, February 2003 and March 2003 in accordance with Section 3.15.1(a) of the Credit Agreement (the “Equity Default”), on the terms and conditions expressly set forth in this Agreement.

                    WHEREAS, the Tranche A Lenders are willing to make new extensions of credit on the terms and conditions set forth herein;

                    WHEREAS, the GenHoldings Lenders that are not Tranche A Lenders are not willing to waive conditions precedent applicable to Borrowings and the issuance of Letters of Credit and are not willing to make additional credit extensions to the Borrower but are willing to consent to additional credit extensions by the Tranche A Lenders and to the issuance of additional Letters of Credit and are willing to consent to a subordination of all Tranche B Obligations to credit extensions by the Tranche A Lenders after November 14, 2002 and to Reimbursement Obligations in respect of Primary Letters of Credit on the terms and conditions set forth in Section 11.20 of the Credit Agreement;

                    WHEREAS, the Tranche B Lenders that are not Tranche A Lenders shall have no obligation to make any Loans or participate in any Letters of Credit, other than their obligation to participate in Secondary Letters of Credit and Project LC Loans on account thereof; and

                    NOW THEREFORE, in consideration of the Recitals and of the mutual promises and covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Security Agent, each Hedge Bank, the Administrative Agent and the GenHoldings Lenders hereby agree as follows:

                    SECTION 1.  Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as amended hereby).  As used in this Agreement, the following terms shall have the following meanings:

                     “Existing Defaults” means (a) the Borrower Inchoate Default in connection with the failure of the Borrower to comply with Section 3.12.9 of the Credit Agreement, (b) the Borrower Events of Default under Section 7.1.12(a) of the Credit Agreement (and any related Project Events of Default and Project Inchoate Defaults) in connection with the failure of PGET to provide credit support (within the applicable grace period set forth in Section 6.1.7 of each of the Project Company Guarantees) required under Section 3.4 of each of the PGET Purchase/Sale Agreements, (c) the Borrower Event of Default under Section 7.1.12(b) of the Credit Agreement in connection with the failure of the Millennium Project to achieve Completion on or before August 20, 2002, (d) the Borrower Inchoate Event of Default in connection with the filing by the EPC Contractor of lawsuits against the Borrower, the Covert Project and the Harquahala Project (e) the Borrower Event of Default under Section 7.1.1 in connection with the Borrower’s failure to make required interest payments on the Interest Rate Agreements prior to the date hereof and (f) any other Borrower Inchoate Default, Borrower Event of Default, Project Inchoate Default or Project Event of Default (other than the Equity Default) which arose prior to the date hereof in connection with any public announcement or SEC filings (including its 8-K statements) made by NEG prior to the date hereof announcing its intention not to make any further equity contributions to the Borrower and its Subsidiaries.

                     “Waiver Default” means (a) the Borrower, NEG or any other Credit Party shall fail to satisfy or perform any of the covenants or agreements contained herein or (b) any representation or warranty of the Borrower or any other Credit Party herein shall be false, misleading or incorrect in any material respect.  A Waiver Default shall not be a Borrower Inchoate Default or a Borrower Event of Default under the Credit Agreement unless and until the Administrative Agent (acting at the direction of the Majority Banks) has given notice to the Borrower of the same.

                    SECTION 2.  Limited Waivers.  Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof and subject to the other terms and conditions hereof, each of the GenHoldings Lenders hereby agrees to waive permanently the Existing Defaults (for all purposes other than satisfaction of the conditions set forth in Section 3.5 of the Credit Agreement solely with respect to Secondary Letters of Credit), waive until March 31, 2003 the Equity Default, waive permanently compliance by the Borrower with Section 3.3.12 and waive compliance by the Borrower with Section 3.12.4 of the Credit Agreement solely with respect to the filing of the lawsuits filed by the EPC Contractor for the Harquahala Project and Covert Project against such Projects and the Borrower prior to the date hereof.

                     (b)    The waiver set forth herein shall not be deemed (i) a waiver of any Borrower Inchoate Default, Borrower Event of Default, Project Inchoate Default or Project Event of Default (other than the Existing Defaults and the Equity Default), (ii) a waiver with respect to any term, condition, or obligation of NEG, the Borrower or any other Credit Party in the Credit Agreement or in any other Credit Document except as expressly set forth herein, (iii) a waiver with respect to any other event or condition (whether now existing or hereafter occurring) except as expressly set forth herein, (iv) to prejudice any right or remedy which the Administrative Agent or any GenHoldings Lender may now or in the future have under or in connection with the Credit Agreement or any other Credit Document or (v) a waiver with respect to the Equity Default on and after March 31, 2003.

                    SECTION 3.  Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof and subject to the other terms and conditions hereof, each of the GenHoldings Lenders hereby agrees to amend the Credit Agreement as follows:

                     (a)    Section 2.1.6(b) is amended by (x) replacing “All Construction Loans” with “Subject to the terms and conditions set forth in this Agreement (including, without limitation, Sections 2.1.9 and 3.16), all Construction Loans” and replacing “All Loans” with “Subject to the conditions set forth in this Agreement (including, without limitation, Sections 2.1.9 and 3.16), all Loans”.

                     (b)    Section 2.1.8 (c) is amended by amending and restating the last paragraph as follows:  “Except as otherwise expressly set forth herein, prepayments of less than all of the outstanding Loans made pursuant to clauses (ii) through (iv) above shall be applied (subject to Section 11.20) in accordance with Section 2.5.5.”

                     (c)    New Section 2.1.9 is inserted as follows:

                     “2.1.9  Non-Ratable Loan Commitments.  Notwithstanding anything to the contrary in this Agreement or any                     other Credit Document, no GenHoldings Lender with a Non-Ratable Loan Commitment shall be obligated to make any Tranche A Construction Loans or Working Capital Loans or participate in any Letter of Credit, in all cases under such GenHoldings Lender’s Non-Ratable Loan Commitment, until and after all Tranche A Lenders shall have funded their Proportionate Shares of the Total Construction Loan Commitment or the Total Working Capital/Project LC Commitment, as the case may be.”

                     (d)    Section 2.2.8 is amended by replacing “Each Tranche A Bank” with “Subject to the terms and conditions set forth in this Agreement (including, without limitation, Sections 2.1.9 and 3.16), each Tranche A Bank”.

                     (e)    Section 2.2.14 is amended and restated as follows:

                     “2.2.14  Resignation by LC Bank.  The LC Bank may resign from that capacity at any time by giving seven (7) Banking Days written notice to such effect to the Borrower and the Administrative Agent and from and after the end of such notice period, the resigning LC Bank shall have no further obligation to issue any Letters of Credit.  Upon such resignation, the Administrative Agent (with the consent of the Borrower (unless a Borrower Event of Default, Borrower Inchoate Default, Project Event of Default or Project Inchoate Default shall have occurred and be continuing) not to be unreasonably withheld or delayed) shall appoint a successor LC Bank to issue subsequent Letters of Credit.”

                     (f)    Section 2.4.3(c) is amended and restated as follows:

                     “(c) Non-Ratable Loan Commitment Fee. On the date of the first extension of credit by any GenHoldings Lender with a Non-Ratable Loan Commitment, the Borrower shall pay in cash to each GenHoldings Lender with a Non-Ratable Loan Commitment, a fee in the amount of .50% of such GenHoldings Lender’s Non-Ratable Loan Commitment.”

                     (g)     Section 2.5.5 is amended and restated as follows:

                     “2.5.5.            Application of Payments.  Except as otherwise expressly set forth herein or in the other Credit Documents (including Article IV of the Depositary Agreement), all payments made by the Borrower, any of its Subsidiaries, NEG or any other party under this Agreement or the other Credit Documents and other amounts received by Administrative Agent, the Banks and the Lender Groups under this Agreement or the other Credit Documents shall be applied as follows:

                     “(a) first, to any fees, costs, charges or expenses payable to Administrative Agent, the LC Bank, the Banks and the Lenders Groups hereunder or under the other Credit Documents (other than in connection with the Tranche B Obligations or the Interest Rate Agreements), pro rata,

                     (b) second, to any accrued but unpaid interest then due and owing in respect of the Obligations (other than Tranche B Construction Loans, Project LC Loans on account of Secondary Letters of Credit and Interest Rate Agreements),

                     (c) third, to outstanding principal then due and owing or otherwise to be prepaid in respect of Tranche A Construction Loans, Working Capital Loans and Project LC Loans on account of Primary Letters of Credit, pro rata,

                     (d) fourth, to cash collateralize Primary Letters of Credit outstanding in an amount equal to 105% of the face amount thereof,

                     (e) fifth, to pay to each GenHoldings Lender and Hedge Bank an aggregate amount equal to 23% of all outstanding Tranche B Construction Loans and Hedge Breaking Fees outstanding on December 23, 2002, pro rata, for application by such GenHoldings Lender or Hedge Bank to the principal amount of such obligations, pro rata,

                     (f) sixth, to pay to each Tranche A Lender an amount equal to 50% of the amount of extensions of credit made on or after December 23, 2002 by such Tranche A Lender, pro rata, for application by such Tranche A Lender at its option, to either its Tranche B Construction Loans or Hedge Breaking Fees,

                     (g) seventh, to any accrued but unpaid interest and fees, costs, charges and expenses then due and owing in respect of the Tranche B Construction Loans, Project LC Loans on account of Secondary Letters of Credit and interest due and owing in respect of Interest Rate Agreements, pro rata,

                     (h) eighth, to outstanding principal then due and owing or otherwise to be prepaid in respect of Tranche B Construction Loans, Hedge Breaking Fees and Project LC Loans on account of Secondary Letters of Credit, pro rata

                     (i) ninth, to cash collateralize Secondary Letters of Credit outstanding in an amount up to 105% of the face amount thereof, and

                     (j) tenth, to outstanding principal then due and owing or otherwise to be prepaid in respect of the other Obligations.”

                     (h)     Section 2.6.1 is amended by replacing “Subject to Section 11.20, except as otherwise provided herein” with “Subject to Section 11.20 and the other terms and conditions set forth in this Agreement (including, without limitation, Sections 2.1.9 and 3.16)”.

                     (i)     Section 3.3.13 is amended and restated as follows:

                     “3.3.13  Other Conditions to Each Advance.  The Supermajority Tranche A Lenders and with respect to advances under the Non-Ratable Loan Commitments, the GenHoldings Lenders with Proportionate Shares of Non-Ratable Loan Commitments equal to or in excess of 66 2/3% shall have been satisfied (in their sole discretion), (i) with the results of their due diligence with respect to (x) the assets and liabilities of the Borrower and each of its Subsidiaries (including, without limitation, frequency variations with regard to the Harquahala Project) and (y) any litigation brought against NEG, the Borrower or any of its Subsidiaries, (ii) with the estimated costs of completion for each Project, as set forth in the most recent Budgets delivered to the Administrative Agent  (provided that the use of the Contingency shall not of itself be the sole reason for such condition to be unsatisfied), (iii) subject to Section 9.9(vii) with respect to a transfer to the GenHoldings Lenders, with the status of title to each of the Projects and ownership of the Project Companies, the Intermediate Holding Companies and the Borrower, (iv) with the valuation of each Project Company’s assets, (v) the status of NEG’s restructuring efforts, (vi) the status of the construction and operation of the Projects and the power sales and gas procurement arrangements and (vii) that there has been no Borrower Material Adverse Effect or Project Material Adverse Effect.  This condition shall be satisfied so long as neither Tranche A Lenders holding greater than 33 1/3% of the Total Construction Loan Commitment (without giving effect to the Non-Ratable Commitments) nor with respect to advances under the Non-Ratable Loan Commitments, GenHoldings Lenders with Non-Ratable Loan Commitments in excess of 33-1/3 % of the Non-Ratable Loan Commitments shall have delivered a notice stating otherwise to the Administrative Agent at least three days in advance of the date of making any Loan or the issuance of any Project Letter of Credit.”

                     (j)     New Section 3.16 is inserted as follows:

                     “3.16  Non-Ratable Loan Commitments.

                    3.16.1  Non-Ratable Construction Loans.  Before any GenHoldings Lender with Non-Ratable Loan Commitments makes any Tranche A Construction Loans under such Non-Ratable Loan Commitments, all Tranche A Lenders shall have fully funded their Proportionate Share of the Total Construction Loan Commitment.

                    3.16.2  Non-Ratable Working Capital Loans.  Before any GenHoldings Lender with Non-Ratable Loan Commitments makes any Working Capital Loans under such Non-Ratable Loan Commitments, all Tranche A Lenders shall have fully funded their Proportionate Shares of the Total Working Capital/Project LC Commitment.”

                    (k)     Section 5.15 is amended and restated as follows:

                     “5.15   Other Reporting Requirements.  Borrower shall and shall cause its Subsidiaries to, deliver (or cause to be delivered) to the Administrative Agent:

                     (a) on or before the fifteenth Banking Day of each calendar month (i) consolidating balance sheets for the Borrower and its Subsidiaries, (ii) a report of balances owed by each of the Project Companies and Intermediate Holding Companies to the Borrower as at the end of the immediately preceding calendar month, (iii) an operating report (in form and substance reasonably satisfactory to the Administrative Agent and the Independent Engineer) for the immediately preceding month for the Millennium Project and any other Project that has achieved Completion and (iv) an updated Borrower Budget, an updated Project Budget (for each Project Company) and an updated Annual Operating Budget (for each Project Company), all in form and substance acceptable to the Administrative Agent in its sole discretion, provided that no updated Project Budget or Borrower Budget shall deviate more than 10% in the aggregate from such Budgets delivered as a condition to closing under the Fourth Waiver and Amendment dated as of December 23, 2002 and, provided further, that (x) no Annual Operating Budget for the Millennium Project shall deviate with respect to fixed costs more than 10% in the aggregate from such Budget delivered as a condition to closing under the Fourth Waiver and Amendment dated as of December 23, 2002 and (y) with respect to the Covert Project, the Harquahala Project and the Athens Project, after an initial Annual Operating Budget has been delivered, no updated Annual Operating Budget shall deviate more than 10% in the aggregate with respect to fixed costs from such initial Annual Operating Budgets;

                     (b) contemporaneously with the delivery thereof, copies of all reports, financial information, statements and other documents delivered to NEG’s revolving credit lenders;

                     (c) periodic reports on the status of NEG’s global reorganization efforts (including the status of discussions with NEG’s other creditors);

                     (d) timely notice of the commencement of any material litigation or other proceeding against NEG or any of its Subsidiaries;

                     (e) on or prior to the second Banking Day of each week, a written report of current Change Orders; and

                     (f) any other reports reasonably requested by the Administrative Agent or FTI Consulting.”

(l)     New Sections 5.19 and 5.20 are inserted as follows:

                     “5.19  Mortgage Amendments.  If requested by the Administrative Agent, the Borrower shall deliver or shall cause to be delivered to the Administrative Agent duly executed Mortgage amendments (in form and substance acceptable to the Administrative Agent in its sole discretion) which increase the aggregate secured Debt of all Mortgages to the actual amount of Debt hereunder and under the other Credit Documents (or such lesser amount as agreed to by the Administrative Agent in its sole discretion).

                    5.20  PGET Agreements.  To the extent reasonably requested by the Administrative Agent, the Borrower shall (i) terminate or cause the termination of any outstanding agreements between the Project Companies and PGET, on mutually agreeable terms and conditions and (ii) cooperate in the transition to a third-party power purchaser and gas supplier.”

                     (m)     Section 6.4 is amended and restated as follows:

                     “6.4  Sale of Assets. Notwithstanding the terms of Section 5.4 of each of the Project Company Guarantees, Borrower shall not (and shall not permit its Subsidiaries to) sell, lease, assign, transfer or otherwise dispose of any of its properties or assets, whether now owned or hereafter acquired, without the consent of the Majority Banks, provided, however that (subject to Section 9.9) neither the Borrower nor any of its Subsidiaries shall dispose of any Project or any interest therein without the prior written consent of the Supermajority Banks, and, provided further that the Project Companies may sell assets in the ordinary course of business.”

                     (n)     New Section 7.1.15 is amended and restated as follows:

                     “7.1.15  Project Disposition.  The Projects shall not have been transferred at the direction of the GenHoldings Lenders (on terms and conditions satisfactory to the Administrative Agent and each of the GenHoldings Lenders in their sole discretion) on or prior to March 31, 2003.”

                     (o)     Section 9.9(a) is amended and restated as follows:

                     “9.9  Amendments; Waivers.

                     (a)  Subject to the provisions of this Section 9.9, unless otherwise specified in this Agreement or any other Credit Document, the Majority Banks (or Administrative Agent with the prior written consent of the Majority Banks) may approve in writing any amendment, supplement or other modification of, or waiver, consent, approval, agreement or other action under or with respect to, any Credit Document; provided, however, that no such amendment, supplement, modification, waiver, consent, approval, agreement or action shall modify or waive:

                     (i)  (A) the definitions of Supermajority Tranche A Lenders, Majority Tranche A Lenders or Majority Tranche A Banks without the consent of each Tranche A Bank and (B) (x) Section 7.1.10(a) or (y) the right to transfer any equity or voting interest in any Credit Party (other than to the GenHoldings Lenders and as otherwise expressly permitted by the terms of this Agreement and the other Credit Documents), in each case without the prior written consent of the Supermajority Banks; and

                     (ii) Sections 3.3, 3.4, 3.15 (or any change, amendment, waiver or other modification which results in satisfaction of any condition in such Sections not otherwise satisfied) and 7.1.15, in each case without the prior written consent of each of the Tranche A Banks;

provided, further, however, that no such amendment, supplement, modification, waiver, consent, approval, agreement or action shall, without the prior written consent of all of the Banks and all of the Lender Groups:

                    (i)  Modify or waive (A) Section 2.6 (Pro Rata Treatment), 2.7 (Change of Circumstances), 2.8 (Funding Losses), 2.9 (Alternate Office, etc.), 3.1 (Conditions Precedent to Closing Date), 6.3 (Indebtedness), the definition of “Borrower Permitted Debt”, 7.1.10(b) (Loss of Control of Project), 7.1.11 (Negative Pledge), 9.1 (Administrative Agent), 9.13 (Participation) or 9.14 (Transfer of Commitments) hereof, (B) Article II (Guarantee) of any Project Company Guaranty, (C) Section II (Guarantee) of the NEG Equity Guaranty or any corresponding section of any other Equity Document, or (D) Article II (Establishment and Administration of Accounts) or Article III (Security Interest; Remedies) of the Depositary Agreement (except as expressly set forth therein);

                     (ii)  Increase the amount of any Commitment of any Bank or Lender Group hereunder or the aggregate amount of the Commitments;

                     (iii)  Change the percentage specified in the definition of “Majority Banks” or “Supermajority Banks”;

                     (iv)  Change any requirement that an amendment, waiver or other matter hereunder or under the other Credit Documents be subject to the consent or approval of a specified percentage or number of Banks or Lender Groups;

                     (v)  Change the definition of “Maximum Debt to Capitalization Ratio”;

                     (vi)  Modify Exhibit I to this Agreement, except in connection with assignments in accordance with Section 9.14;

                     (vii)  Permit, or make a final determination with respect to any issues related to a transfer of any equity or voting interest in any Credit Party, or a transfer of any assets of any Credit Party, directly or indirectly to the GenHoldings Lenders;

                     (viii)  Amend this Section 9.9;

                     (ix)  Permit the release of any Collateral from the Lien of any of the Collateral Documents, except as otherwise expressly permitted by the terms of this Agreement and the other Credit Documents, including with respect to dispositions of assets permitted under Section 6.4;

                     (x)  Extend the maturity of any Loan or any of the Notes or reduce the principal amount thereof;

                     (xi)  Extend the Expiration Date of any Letter of Credit (other than any automatic extension of the Expiration Date of any Letter of Credit that is expressly provided for in such Letter of Credit);

                     (xii)  Extend the scheduled Final Maturity Date;

                     (xiii)  Reduce the amount or change the time of payment for any principal, interest, fees or other amounts due hereunder or under any other Credit Document;

                     (xiv)  Increase the maximum duration of Interest Periods permitted hereunder;

                    (xv)  Agree to subordinate the Obligations to any other indebtedness; or

                     (xvi)  Permit any Equity Party or Credit Party to assign, transfer or otherwise dispose of any of its rights or obligations under, or permit the termination or release of, any of the Credit Documents, except as expressly permitted by the terms of this Agreement and the other Credit Documents.

                     (p)     The following Section 9.14.3 is inserted after Section 9.14.2:

                     “9.14.3 Assignment of Tranche A Obligations to GenHoldings Lenders that are Not Tranche A Lenders.  Upon the request of a GenHoldings Lender that is not a Tranche A Lender (a “Tranche A Assignee”), each GenHoldings Lender that has a Non-Ratable Loan Commitment (a “Non-Ratable Lender”) shall assign to such Tranche A Assignee in accordance with the procedures set forth in Section 9.14.1 at par value (unless otherwise mutually agreed) its pro rata share (determined by dividing such Non-Ratable Lender’s Non-Ratable Loan Commitment by the total of all Non-Ratable Loan Commitments) of an amount equal to such Tranche A Assignee’s Proportionate Share (with respect to the Tranche B Construction Loans) of (i) the Tranche A Obligations (including participations in Primary Letters of Credit) and  (ii) the commitment of the Tranche A Lenders to make Tranche A Loans (and participate in Primary Letters of Credit), provided however, the Tranche A Assignee shall not receive any portion of the fee payable pursuant to Section 6 of the Fourth Waiver and Amendment dated as of December 23, 2002 or any portion of the fee payable pursuant to Section 2.4.3(c) and a Non-Ratable Lender shall have no obligation to assign Commitments to a Tranche A Assignee unless such request is delivered to the Administrative Agent in writing (by facsimile or otherwise) on or before March 15, 2003 and otherwise at least fifteen days prior to a Monthly Date.  The result of any such assignments shall be that the Tranche A Assignee will hold a Tranche A Construction Loan Commitment and a share of the Total Working Capital/Project LC Commitment (and not a Non-Ratable Loan Commitment), in each case in a Proportionate Share equal to its Proportionate Share of the Tranche B Construction Loans, and each Non-Ratable Lender’s share of the aggregate Non-Ratable Loan Commitment will be reduced proportionately.  To avoid any duplication, appropriate adjustments will be made to Section 2.5.5(f) upon any such assignment.  Upon the effectiveness of such assignment such Tranche A Assignee shall be deemed a Tranche A Lender.”

                     (q)     Section 11.20(a) is amended by inserting “except as expressly set forth in Sections 2.1.8 and 2.5.5,” after “each of the Tranche A Lenders,” in the first sentence.

                     (r)     Section 11.20(c) is amended by inserting “, except as expressly set forth in Sections 2.1.8 and 2.5.5” after “Bankruptcy Event” (before the”:”).

                     (s)     Section 11.20(d) is amended by inserting “except as expressly set forth in Sections 2.1.8 and 2.5.5” before the first reference to “such Tranche B Lender”.

                     (t)     Section 11.20(g) is amended and restated as follows:

                                         “(g) Notwithstanding anything to the contrary in this Section 11.20, the subordination provisions contained in this Section 11.20 are not applicable to any extensions of credit other than (x) the extensions of credit scheduled on Annex I and II to the Third Waiver and Amendment dated as of November 14, 2002 and (y) the extensions of credit under and in connection with the Fourth Waiver and Amendment dated as of December 23, 2002.”

                     (u)     Exhibit A to the Credit Agreement is amended as follows:

                             (i)  The definition of “Available Construction Loan Commitment” is amended and restated as follows:

“Available Construction Loan Commitment” means (a) at any time during the Construction Loan Availability Period, (i) the Total Construction Loan Commitment minus (ii) the aggregate principal amount of Tranche A Construction Loans outstanding at such time (other than Tranche A Construction Loans made before December 23, 2002) and (b) at any time after the end of the Construction Loan Availability Period, zero.”

                             (ii)  The definition of “Committed Construction Loan Dollar Amount” is replaced with:

“‘Committed Tranche A Construction Loan Dollar Amount’ means $466,155,000 plus any applicable Incremental Commitments.”

                             (iii)  The definition of “Committed Working Capital/Project LC Dollar Amount” is amended and restated as follows:

“‘Committed Working Capital/Project LC Dollar Amount’ means $167,508,100 plus any applicable Incremental Commitments.”

                            (iv)  The definition of “Construction Loan Availability Period” is amended and restated as follows:

“‘Construction Loan Availability Period’ means the period commencing on December 23, 2002 and ending on the earlier of (i) the Last Completion Date and (ii) the Final Maturity Date.”

                            (v)  The definition of “Proportionate Share” is amended and restated as follows:

“‘Proportionate Share’ means (a) with respect to each Bank and each Lender Group (other than Hedge Banks), the percentage participation (without giving effect to the Non-Ratable Loan Commitment) of such Bank or such Lender Group, as the case may be, in the Total Construction Loan Commitment (as set forth in column 3 of Part I of Exhibit I to this Agreement), the aggregate principal amount of Tranche B Construction Loans outstanding (as set forth in Part III of Exhibit I to this Agreement) or the Total Working Capital/Project LC Commitment (as set forth in column 3 of Part II of Exhibit I to this Agreement) (provided that with respect to Secondary Letters of Credit and Reimbursement Obligations and Project LC Loans related thereto, the Proportionate Shares shall be as set forth in Part III of Exhibit I to this Agreement), as applicable, (b) with respect to the Non-Ratable Loan Commitments, the percentages participation of each GenHoldings Lender with such a Non-Ratable Loan Commitment as set forth in column 5 of each of Parts I and II of Exhibit I to this Agreement and (c) with respect to each Hedge Bank, the Proportionate Share that such Hedge Bank is deemed to have pursuant to Section 5.13.3.”

                            (vi)  The following definitions are inserted in their proper alphabetical place:

“‘Non-Ratable Loan Commitment’ means the commitment of any GenHoldings Lender to make Tranche A Loans (in the Proportionate Share set forth in column 5 of each of Parts I and II on Exhibit I) on or after December 23, 2002 in excess of its Proportionate Share (set forth in column 3 of each of Parts I and II of Exhibit I).”

“‘Supermajority Tranche A Lenders’ means Tranche A Lenders with Proportionate Shares (as set forth under column 3 of Parts I and II of Exhibit I) that exceed 66 2/3% in the aggregate.”

                     (v)     Exhibit I to the Credit Agreement is amended and restated in its entirety as set forth in Annex I hereto.

                    SECTION 4.  Amendments to Depositary Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof and subject to the other terms and conditions hereof, the GenHoldings Lenders hereby agree to amend the Depositary Agreement as follows:

                     (a)    Sections 4.1.1(c), 4.2.1(c) and 4.3.1(d) are each amended by replacing the text therein with “Intentionally omitted.”

                     (b)    Section 4.3.2 is amended by replacing clauses Second, Third and Fourth as follows:

                     “Second, intentionally omitted;”

                     “Third, transfer to the Debt Payment Account an amount of Account Funds sufficient to cause the amount of Account Funds in the Debt Payment Account to equal the sum of all payments due and payable under the Credit Agreement and the other Credit Documents scheduled to be due and payable on or prior to the next Monthly Date, all in accordance with Section 2.5.5 of the Credit Agreement;”

                     “Fourth, intentionally omitted.”

                     (c)    Section 4.5.2 is amended by replacing clauses First through Fifth with:

                     “First, to pay all interest on outstanding Tranche A Loans due and payable on such Scheduled Payment Date;

                     Second, to pay all Commitment Fees, Letter of Credit Fees, administrative fees, depositary agent fees, fronting fees and other scheduled fees due and payable on such Scheduled Payment Date;

                     Third, to make payments in accordance with Section 2.5.5 of the Credit Agreement;

                     Fourth, intentionally omitted; and

                     Fifth, intentionally omitted.”

                    SECTION 5.  Amendment to Covert Project Company Guaranty.  Section 4.18 of the Project Company Guaranty made by Covert Generating Company, LLC in favor of the Administrative Agent is hereby amended by replacing “On or prior to October 1, 2002 (which date may be extended to December 31, 2002 with the approval of the Administrative Agent)” with “On or prior to April 1, 2003 (which date may be extended with the approval of the Administrative Agent).”

                    SECTION 6.  Conditions Precedent to Effectiveness of Agreement.  This Agreement shall not be effective unless and until the date when each of the following conditions shall have been satisfied or waived in the sole discretion of the Administrative Agent:

                     (i)  the Administrative Agent shall have received and delivered to the Borrower counterparts of this Agreement duly executed by the Borrower, NEG and each of the GenHoldings Lenders;

                     (ii)  the Administrative Agent shall have received (x) the Project Company Acknowledgment set forth at the end hereof executed by each Project Company and (y) the Intermediate Holding Company Acknowledgement set forth at the end hereof executed by each Intermediate Holding Company;

                     (iii)  to the extent reasonably requested by the Administrative Agent, the Borrower shall have (x) terminated, or shall have caused the termination of, outstanding agreements between the Project Companies and PGET, on mutually agreeable terms and conditions and (y) agreed to and caused its Subsidiaries to cooperate in a transition to a third-party power purchaser and gas supplier;

                     (iv)  the Administrative Agent shall have received in cash, all accrued fees of the Administrative Agent including fees and expenses of its legal counsel, advisors and professionals (limited to Luskin, Stern & Eisler LLP, Latham & Watkins, Sullivan & Cromwell, one local real estate counsel in each of Arizona, Michigan and Massachusetts, FTI Consulting, PA Consulting Group, R.W. Beck, Inc., Pace Energy Consulting Group LLC,  and The Blackstone Group L.P.);

                     (v)  the Administrative Agent shall have received in cash for its own account, the fee set forth in the Fee Letter dated the date hereof, between the Borrower and the Administrative Agent;

                     (vi)  the Administrative Agent shall have received a revised Borrower Budget, revised Project Budgets (for each Project Company that has not achieved Completion) and revised Annual Operating Budgets (for each Project Company that has achieved Completion) all in form and substance acceptable to the Administrative Agent and the GenHoldings Lenders (in their sole discretion);

                     (vii)  the Administrative Agent shall have received in cash, for the account of the Tranche A Lenders, in their Proportionate Shares, an upfront fee in the amount of 3% of the sum of (x) the Total Construction Loan Commitment plus (y) the sum of (I) the Total Working Capital/Project LC Commitment minus (II) $30,000,000;

                     (viii)  the Borrower shall have delivered to the Administrative Agent such other documents as the Administrative Agent shall have reasonably requested;

                     (ix)  there shall be no pending or, to the knowledge of the Borrower after due inquiry, threatened litigation, proceeding, inquiry or other action (i) seeking an injunction or other restraining order, damages or other relief with respect to the transactions contemplated by this Agreement and the other documents and agreements executed or delivered in connection herewith or (ii) which affects or could reasonably be expected to affect the business, prospects, operations, assets, liabilities or condition (financial or otherwise) of any Credit Party, except, in the case of clause (ii), where such litigation, proceeding, inquiry or other action either (x) has been disclosed in writing to the GenHoldings Lenders or (y) could not reasonably be expected to cause a material adverse effect on the Borrower’s business; and

                     (x)  after the effectiveness hereof, no Borrower Inchoate Default, Borrower Event of Default, Project Inchoate Default, Project Event of Default or Waiver Default shall have occurred and be continuing on the date hereof.

                     (b)     The payments required to be made pursuant to clause (iv) of Section 6(a) hereof shall be made by a Person other than the Borrower or any of its Subsidiaries.

                    SECTION 7.  Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and to the Lenders as follows:

                     (a)  The Recitals in this Agreement are true and correct in all respects.

                     (b)  All representations and warranties of the Borrower in the Credit Agreement and of each of the Borrower and the other Credit Parties in the other Credit Documents to which it is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof other than such representations and warranties that expressly relate solely to an earlier date, in which case, they are true and correct as of such earlier date.

                     (c)  After the effectiveness hereof, no Borrower Inchoate Default, Borrower Event of Default, Project Inchoate Default or Project Event of Default, shall have occurred and be continuing.

                     (d)  Each of the Borrower and the other Credit Parties has the power and has been duly authorized by all requisite action, to execute and deliver this Agreement and the other documents and agreements executed and delivered in connection herewith to which it is a party.  This Agreement has been duly executed by the Borrower and the other documents and agreements executed and delivered in connection herewith to which the Borrower or any Credit Party is a party have been duly executed and delivered by each of the Borrower and the other Credit Parties.

                     (e)  This Agreement is the legal, valid and binding obligation of the Borrower and the other documents and agreements executed or delivered in connection herewith to which the Borrower or any of the other Credit Parties is a party are the legal, valid and binding obligations of the Borrower and the other Credit Parties, in each case enforceable against each of the Borrower and the other Credit Parties in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally.

                     (f)  The execution, delivery and performance of this Agreement and the other documents and agreements executed and delivered in connection herewith does not and will not (i) violate any law, rule, regulation or court order to which any of the Borrower or the other Credit Parties is subject; (ii) conflict with or result in a breach of the certificate of formation or bylaws or Operating Agreement or Partnership Agreement of the Borrower or any of the other Credit Parties or any other agreement or instrument to which it is party or by which any of the properties or assets of the Borrower or any of the other Credit Parties are bound; or (iii) result in the creation or imposition of any Lien, security interest or encumbrance on any property or asset of the Borrower or any of the other Credit Parties or Liens permitted under the Credit Agreement, whether now owned or hereafter acquired, other than Liens in favor of the Administrative Agent or Liens permitted under the Credit Agreement.

                     (g)  No consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of (i) this Agreement by the Borrower or (ii) the other documents or agreements executed or delivered in connection herewith to which any of the Borrower or the other Credit Parties is party, or the consummation of the transactions contemplated hereby or thereby, or the continuing operations of any of the Borrower or the other Credit Parties following the consummation of such transactions.

                     (h)     (i)  As of the date hereof: (A) the aggregate outstanding principal amount of (I) Tranche A Construction Loans is $74,645,000.00, (II) Tranche B Construction Loans is $1,067,612,000.07, (III) Working Capital Loans is $0 and (IV) Project LC Loans is $0; (B) the aggregate undrawn face amount of (I) Primary Letters of Credit is $0 and (II) Secondary Letters of Credit is $3,591,900.00; and (C) the Available Equity Commitment is $354,720,386.00.  Interest and fees have accrued on the Loans and Project Letters of Credit as provided in the Credit Agreement.  As of and on the date hereof, the obligation of the Borrower and the other Credit Parties to repay the Loans and the other Obligations, together with all interest and fees accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

                          (ii)  As of the date hereof, the liability of NEG under: (A) the NEG Equity Guaranty is in an amount not less than $354,720,386.00; and (B) the NEG EPC Guarantees and the Other NEG Support Agreements is in an unliquidated amount, in each case, without any right of set off or recoupment, counterclaim or defense of any nature whatsoever.

                          (iii)  As of the date hereof, (i) all Interest Rate Agreements have been terminated, (ii) all Hedge Breaking Fees are immediately due and payable, are absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Hedge Breaking Fees and (iii) the amounts outstanding under each Interest Rate Agreement are as set forth on Annex II hereto.

                    SECTION 8.  NEG Obligations.  NEG hereby:

                     (a)     as the equity guarantor under the NEG Equity Guaranty (along with the Borrower, and each of the Borrower’s Subsidiaries as a guarantor or a pledgor), agrees to cooperate with any reasonable proposal by the Administrative Agent (which is subject to the consent of the GenHoldings Lenders, as set forth in the Credit Agreement) regarding disposition of the equity in or assets of any or all of the Project Companies;

                     (b)     agrees to continue to manage (in cooperation with the Borrower) the construction of the Projects and to operate the Millennium Project and upon Completion, to operate any other Project (on mutually agreeable terms and conditions) until reasonably requested otherwise by the Administrative Agent and, if so requested otherwise, to cooperate in a transition to a third-party management company with respect to each operation;

                     (c)     agrees to cooperate, and cause its Subsidiaries to cooperate, in all respects with the consultants and advisors engaged by the Administrative Agent (including, without limitation, FTI Consulting, PA Consulting Group, R.W. Beck, Inc., Pace Energy Consulting Group LLC,  and The Blackstone Group L.P. and all attorneys engaged by the Administrative Agent) or any of the GenHoldings Lenders;

                     (d)     agrees to reimburse, or cause the reimbursement of, the Administrative Agent for all reasonable costs, fees and expenses of counsel, consultants and other professionals (limited to Luskin, Stern & Eisler LLP, Latham & Watkins, Sullivan & Cromwell, FTI Consulting, The Blackstone Group L.P. (other than any success fee), PA Consulting Group, Pace Energy Consulting Group LLC, R.W. Beck, Inc. and one local real estate counsel in each of Massachusetts, Arizona and Michigan) engaged by or on behalf of the Administrative Agent;

                     (e)     notwithstanding the terms of this Agreement, reaffirms and acknowledges all of its obligations under each of the Operative Documents to which is it a party (including, without limitation, the NEG Equity Guaranty, the NEG EPC Guarantees and the Other NEG Support Agreements) to the extent such obligations relate to the period during which NEG has a beneficial ownership interest in any of the Projects;

                     (f)     agrees that in the event of a filing of a petition for bankruptcy by or against the Borrower or any of its Subsidiaries, it shall cooperate with the efforts of the Borrower and its Subsidiaries to ensure that all Tranche A Construction Loans, all Working Capital Loans, all Primary Letters of Credit and all other extensions of credit made or issued by the GenHoldings Lenders to the Borrower on or after November 14, 2002, shall be (x) repaid (or cash collateralized in the case of Letters of Credit) with the proceeds of a debtor-in-possession financing (a “DIP Facility”) or (y) “rolled up” into the DIP facility and given the same priority and collateral as the DIP Facility;

                     (g)     agrees that, if it shall pay any interest, fees or expenses to any of its creditors for any period of time, it shall pay interest, fees or expenses, as the case may be, to the GenHoldings Lenders for the same period in connection with extensions of credit made by the GenHoldings Lenders on and after October 25, 2002 (so long as NEG shall not have made a payment under the Available Equity Commitment) in an aggregate amount not to exceed the Available Equity Commitment; and

                     (h)     agrees that as of the date hereof, its liability under: (i) the NEG Equity Guaranty is in an amount not less than $354,720,386.00; and (ii) the NEG EPC Guarantees and the Other NEG Support Agreements is in an unliquidated amount, in each case, without any right of set off or recoupment, counterclaim or defense of any nature whatsoever.

                    SECTION 9.  Effect and Construction of Agreement.

                     (a)     Except as expressly provided herein, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

                            (i)  impair the validity, perfection or priority of any Lien or security interest securing the Obligations;

                            (ii)  waive or impair any rights, powers or remedies of the Administrative Agent or any GenHoldings Lender under the Credit Agreement or any other Credit Document except as provided herein;

                            (iii)  constitute an agreement by the Administrative Agent or any GenHoldings Lender or require the Administrative Agent or any GenHoldings Lender to grant additional waivers or waiver periods, or extend the term of the Credit Agreement or the time for payment of any of the Obligations; or

                            (iv)  require any GenHoldings Lender to make any Loans, issue any Letters of Credit, or provide other extensions of credit to the Borrower.

                     (b)     This Agreement shall constitute a Credit Document.

                     (c)     The delivery by the Administrative Agent to the Borrower of notice of a Waiver Default shall constitute a Borrower Event of Default with no grace period.

                     (d)     In the event of any inconsistency between the terms of this Agreement and the Credit Agreement or any of the other Credit Documents, this Agreement shall govern.  The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement.  This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

                    SECTION 10.  Reference to and Effect on the Loan Documents.  Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the Credit Agreement, “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified hereby.

                    SECTION 11.  Miscellaneous.

                     (a)     Notwithstanding anything in the Credit Documents to the contrary, the proceeds of all Loans shall be used in accordance with the terms of the Credit Agreement and the other Credit Documents as modified hereby and by the documents executed in connection herewith, provided that proceeds of any Loans shall not be used (i) to repay any equity holder (direct or indirect) of the Borrower for any Cash Equity Contribution or otherwise (other than fees payable under service contracts or other management agreements (subject to Section 6.8 of the Credit Agreement) on terms and conditions acceptable to the Administrative Agent in its sole discretion) or (ii) to make any investments, loans, advances or distributions to any equity holder (direct or indirect) of the Borrower.

                     (b)     The Borrower covenants and agrees that any construction management company and any operations and maintenance management company engaged by (or on behalf of) any of the Project Companies shall be reasonably acceptable (and subject to engagement agreements) to the Administrative Agent and each of the GenHoldings Lenders in their sole discretion.

                     (c)     In addition to, and not in limitation of, the terms and provisions of the Credit Agreement, the Borrower covenants and agrees that, so long as any Commitment, any Loan or any Letter of Credit is outstanding and thereafter until satisfaction and payment in cash in full of the Obligations, and to the extent there are funds available for such purpose (if applicable), it shall comply and shall cause each of its Subsidiaries to comply with all covenants in this Agreement, the Credit Agreement and each of the other Credit Documents.

                     (d)     The Borrower agrees to execute (and to cause each of the other Credit Parties to execute) such other and further documents and instruments as the Administrative Agent may request to implement the provisions of this Agreement.

                     (e)     The Borrower hereby consents to the terms of the last sentence on the Intermediate Holding Company Acknowledgement, attached hereto.

                     (f)     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.  No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

                     (g)     This Agreement, together with the Credit Agreement and the other Credit Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter.  In entering into this Agreement, the Borrower acknowledges that it is not relying on any statement, representation, warranty, covenant or agreement of any kind made by the Administrative Agent, any GenHoldings Lender, or any employee, agent or professional of the Administrative Agent or any GenHoldings Lender, except for the express written agreements of the Administrative Agent and the GenHoldings Lenders set forth herein.

                     (h)     The provisions of this Agreement are intended to be severable.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

                     (i)     This Agreement may be executed in counterparts and by any party to this Agreement on separate counterparts, all of which, when so executed, shall be deemed an original, but all of such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be, and effective as, an original signature hereto.

                     (j)     Any notices with respect to this Agreement shall be given in the manner provided for in Section 11.1 of the Credit Agreement.

                     (k)     All representations, warranties, covenants, agreements, undertakings, waivers and releases of the Borrower contained herein shall survive the occurrence of any Waiver Default, Borrower Event of Default, Borrower Inchoate Default, Project Event of Default or Project Inchoate Default and payment in full of the Obligations under the Credit Agreement.

                     (l)     No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

                     (m)     Any fees payable hereunder or in connection herewith (including, without limitation, under Section 6(a) hereof) shall be non-refundable and fully earned when paid.

                     (n)     On or before January 6, 2003, the Borrower shall deliver to the Administrative Agent a legal opinion from counsel to the Borrower, its Subsidiaries and NEG which shall include, among other things, opinions as to due execution and authorization and shall be otherwise in form and substance acceptable to the Administrative Agent and its counsel in their reasonable discretion.

                    SECTION 12.  RELEASE OF CLAIMS.  EACH OF NEG, THE BORROWER AND ITS SUBSIDIARIES HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF LIABILITY OF THE BORROWER TO REPAY THE GENHOLDINGS LENDERS AND THE HEDGE BANKS AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT, ANY GENHOLDINGS LENDER OR ANY HEDGE BANK.  EACH OF NEG, THE BORROWER AND ITS SUBSIDIARIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, THE GENHOLDINGS LENDERS, THE HEDGE BANKS AND THE ADMINISTRATIVE AGENT’S, EACH GENHOLDINGS LENDER’S AND EACH HEDGE BANK’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED BY THE BORROWER, WHICH EITHER NEG, THE BORROWER OR ITS SUBSIDIARIES MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, ANY GENHOLDINGS LENDER OR ANY HEDGE BANK IN THEIR CAPACITIES AS SUCH, AND THE ADMINISTRATIVE AGENT’S, ANY GENHOLDINGS LENDER’S OR ANY HEDGE BANK’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY,  IN THEIR CAPACITIES AS SUCH, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS AGREEMENT.

                    SECTION 13.  Hedge Bank Forbearance.

                     (a)     Upon the effectiveness of this Agreement, each of the Hedge Banks hereby agrees to forbear from exercising any of its rights under the applicable Interest Rate Agreement (other than the termination thereof) until the occurrence and during the continuance of a Borrower Event of Default.

                     (b)     The forbearance set forth in clause (a) above is limited and shall not be deemed (i) to prejudice any right or remedy which any Hedge Bank may now or in the future have under or in connection with the Interest Rate Agreements or (ii) a waiver or forbearance in any respect of and after the occurrence and during the continuance of a Borrower Event of Default.

                     (c)     Nothing in this Agreement shall be construed to modify or waive any of the Hedge Banks’ rights with respect to defaults under the Interest Rate Agreements.

                    SECTION 14.  Debt Service Reserve Letter of Credit.  The commitment of the LC Bank or any of the GenHoldings Lenders to issue or participate in a Letter of Credit to fulfill the Borrower’s obligation to fund the Debt Service Reserve Account in an amount equal to the DSR Required Balance is hereby terminated.

                    SECTION 15.  GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.  The governing law, jurisdictional, venue, service of process and jury trial waiver provisions set forth in Sections 11.6, 11.14 and 11.15 of the Credit Agreement shall apply to any suit, action or proceeding related to this Agreement.

                     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

GENHOLDINGS I, LLC, as Borrower (for itself and as agent under the Depositary Agreement for each Approved Project Company and each Approved Intermediate Holding Company)
By:_ Name: Title:

ACKNOWLEDGED AND AGREED:
PG&E NATIONAL ENERGY GROUP, INC.
By: Name: Title: